SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 28, 1997
                Date of Report (Date of earliest event reported)


                         PEERLESS INDUSTRIAL GROUP, INC.
             (Exact name of Registrant as Specified in its Charter)


         Minnesota                     0-13826                   41-1456350
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
   of Incorporation)                                         Identification No.)

                            2430 Metropolitan Centre
                            333 South Seventh Street
                          Minneapolis, Minnesota 55402
                    (Address of Principal Executive Offices)


                                 (612) 371-9650
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

         Peerless Industrial Group, Inc. (the "Company") is filing a press release issued by it on March 28, 1997, reporting that it is negotiating with a potential buyer who may purchase all of the outstanding common stock of the Company, and all shares subject to options, warrants and other purchase rights, at a price of $1.67 per share in cash.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

         99       Press Release, dated March 28, 1997.


                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 28, 1997                              PEERLESS INDUSTRIAL GROUP, INC.



                                            By: /s/ William H. Spell
                                                --------------------------------
                                                    William H. Spell
                                                    Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit

99                Press Release, dated March 28, 1997.